UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2011

WELLS REAL ESTATE INVESTMENT TRUST II, INC.
(Exact name of registrant specified in its charter)

Maryland	000-51262	20-0068852
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

6200 The Corners Parkway
Norcross, Georgia 30092-3365
(Address of principal executive offices)

Registrant's telephone number, including area code: (770) 449-7800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Settlement of the 80 Park Plaza Building mortgage note and related interest rate swap agreement

Effective December 29, 2011, Wells REIT II - 80 Park Plaza, LLC, a wholly-owned subsidiary of Wells Real Estate Investment Trust II (the “Registrant”), entered into an agreement with Wells Fargo Bank, N.A. ("Wells Fargo") to settle the 80 Park Plaza Building mortgage note and the related interest rate swap agreement for a payment of $74.0 million, which resulted in a gain on early extinguishment of debt of $6.1 million. The 80 Park Plaza Building mortgage note was secured by the 80 Park Plaza Building, a 26-story office building located in Newark, New Jersey, which is owned by Wells REIT II - 80 Park Plaza, LLC.

Please refer to the Registrant's Current Report on Form 8-K filed on September 27, 2006 for the terms of the 80 Park Plaza Building mortgage note and related interest rate swap agreement. Wells Fargo became the lender under such mortgage note and interest rate swap agreement subsequent to the time the Registrant originally entered into the agreements.

Settlement of the 222 East 41st Street Building mortgage note and related interest rate swap agreement

Effective December 29, 2011, the Registrant entered into an agreement with Wells Fargo to settle the 222 East 41st Street Building mortgage note and related interest rate swap agreement for a payment of $176.0 million, which resulted in a gain on early extinguishment of debt of $49.0 million. The Registrant purchased from Wells Fargo the 222 East 41st Street Building mortgage note, which remains secured by the 222 East 41st Street property, a 25-story office building located in New York, New York, which is owned by the Registrant through Wells REIT II - 222 East 41st Street, LLC, a wholly-owned subsidiary of the Registrant.

Please refer to the Registrant's Current Report on Form 8-K filed on August 20, 2007 for the terms of the 222 East 41st Street Building mortgage note and related interest rate swap agreement. Wells Fargo became the lender under such mortgage note and interest rate swap agreement subsequent to the time the Registrant originally entered into the agreements.

Amendment to the 222 East 41st Street Building mortgage note

Effective December 29, 2011 immediately following the above-described purchase of the 222 East 41st Street Building mortgage note, the Registrant amended the terms of the note to require monthly interest-only payments calculated at 4.5% per annum. Otherwise, the terms of the 222 East 41st Street note remain materially unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

Dated: January 4, 2012	By:	/s/ Douglas P. Williams
Douglas P. Williams
Executive Vice President